Exhibit 31.4

CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Steve E. Krognes, certify that:

1.	I have reviewed this Form 10-Q/A, Amendment No. 1, of Denali Therapeutics Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 6, 2018

/s/ Steve E. Krognes
Steve E. Krognes
Chief Financial Officer and Treasurer